LIMITED POWER OF ATTORNEY FOR
SECTION 16 REPORTING OBLIGATIONS

      Know all persons by these presents that the undersigned hereby makes, constitutes and appoints Matt Lipson, Sara Kani, Juliet Stone and David M. Zlotchew as the undersigned's true and lawful attorney-in-fact, each with full power and authority as hereinafter described on behalf of and in the name, place and stead of the undersigned:

  (1)    to prepare, execute, acknowledge, deliver and file Forms 3, 4, and 5 (including any amendments thereto) with respect to the securities of Stamps.com Inc., a
    Delaware corporation (the "Company"), with the United States Securities and
    Exchange Commission (the "SEC"), any national securities exchanges and the
    Company, as considered necessary or advisable under Section 16(a) of the
    Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder, as amended from time to time (the "Exchange Act");

  (2)    to prepare, execute, acknowledge, deliver and file Form ID (including any amendments thereto) with the SEC in order to apply for EDGAR access codes on the undersigned's behalf, and to generate new and/or replacement EDGAR access codes, to reset the EDGAR passphrase and take any other action considered necessary or advisable with respect to the undersigned's access to the undersigned's status as an electronic filer with respect to the SEC's EDGAR system;

  (3)    to seek or obtain, as the undersigned's representative and on the undersigned's behalf, information on transactions in the Company's securities from any third party, including brokers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such person to release any such information to the undersigned and approves and ratifies any such release of information; and

  (4)    to perform any and all other acts which in the discretion of such attorney-in-fact are necessary or desirable for and on behalf of the undersigned in connection with the foregoing.

       The undersigned acknowledges that:

  (A)    this Power of Attorney authorizes, but does not require, such attorney-in-fact to act in its discretion on information provided to such attorney-in-fact without independent verification of such information;

  (B)    any documents prepared and/or executed by any such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney will be in such form and will contain such information and disclosure as such attorney-in-fact, in his or her discretion, deems necessary or desirable;

  (C)    neither the Company nor such attorney-in-fact assumes (i) any liability for the undersigned's responsibility to comply with the requirement of the Exchange
    Act, (ii) any liability of the undersigned for any failure to comply with such requirements, or (iii) any obligation or liability of the undersigned for profit disgorgement under Section 16(b) of the Exchange Act; and

  (D)    this Power of Attorney does not relieve the undersigned from responsibility for compliance with the undersigned's obligations under the Exchange Act, including without limitation the reporting requirements under Section 16 of the
    Exchange Act.

      The undersigned hereby gives and grants each foregoing attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or appropriate to be done in and about the foregoing matters as fully to all intents and purposes as the undersigned might or could do if present, hereby ratifying all that such attorney-in-fact, of, for and on behalf of the undersigned, shall lawfully do or cause to be done by virtue of this
Limited Power of Attorney.

      This Power of Attorney shall remain in full force and effect until revoked by the undersigned in a signed writing delivered to such attorney-in-fact.

        [Signature page follows immediately.]

      IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 31st day of July, 2018.

                /s/ James Nathan Jones
                Signature

                James Nathan Jones
                Print Name